INVESTMENT MANAGEMENT

Morgan Stanley China A Share Fund, Inc.

RIGHTS OFFERING

Limited Opportunity for Stockholders

Expires June 19, 2009, unless extended

Important dates
Record date	May 18, 2009
Subscription period	May 28, 2009 to June 19, 2009*
Expiration date	June 19, 2009, unless extended*

* Contact your broker for more information on the Rights Offering.

Highlights of the Rights Offering

Overview

The Morgan Stanley China A Share Fund, Inc. is conducting a rights offering — a limited opportunity for existing stockholders to acquire new shares of the Fund’s common stock.

The Morgan Stanley China A Share Fund, Inc. (the “Fund”) is issuing to its stockholders of record (“Record Date Stockholders”) as of the close of business on May 18, 2009 (the “Record Date”) non-transferable rights (“Rights”) entitling the holders of those Rights to subscribe for new shares of the Fund’s common stock. Record Date Stockholders will receive one Right for each whole share of the Fund’s common stock held on the Record Date. These Rights entitle the holders to purchase one new share of the Fund’s common stock for every five Rights held, at a discount to the market price or at net asset value (“NAV”). Furthermore, Record Date Stockholders who exercise all of their Rights will be entitled to request to purchase additional shares, subject to certain limitations and subject to allotment. The Fund’s outstanding common stock is listed on the New York Stock Exchange (“NYSE”) and trades under the symbol “CAF.” The Rights will not be listed for trading on the NYSE or any other exchange; however, the shares issued upon exercise of the Rights will be listed on the NYSE under the same symbol.

Important note:

The Rights Offering will expire at 5: 00 p. m. New York time on June 19, 2009 (“Expiration Date”), unless extended. Your subscription must be received no later than the Expiration Date; Rights may not be exercised thereafter.

Frequently asked questions

How is the Rights Offering beneficial to the Fund and its stockholders?

The Rights Offering affords existing stockholders three key benefits:

• Increases Fund assets available for new investment opportunities;

• Provides stockholders with the opportunity to buy shares at a discount to the market price or at NAV; and

• Any additional proceeds it generates may help reduce the Fund’s expense ratio and enhance share liquidity.

Increased assets for investment

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the Fund’s assets available for investment. The Fund’s investment adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), believes that recent developments in the Chinese securities markets are promising and that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on its recent efforts to invest incremental portions of the Fund’s assets in attractive opportunities.

Shares available at a discount to the market price or at NAV

This Rights Offering provides Record Date Stockholders the opportunity to purchase additional shares of the Fund’s common stock at a price below the market price or at NAV. The Subscription Price for the shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund’s common stock on the NYSE on the date on which the offer expires and the four preceding trading days, but in any case not less than the NAV per share of the Fund’s common stock at the close of trading on the NYSE on the date on which the offer expires.

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).

(NOT PART OF THE PROSPECTUS)

Additional proceeds may reduce the Fund’s expense ratio and enhance share liquidity

The Fund’s Board of Directors believes that offering additional shares will increase Fund assets available for investment, possibly resulting in a decrease in the Fund’s expenses (as a percentage of average net assets). Such a decrease typically occurs when the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in improved liquidity of the Fund’s shares on the NYSE and may increase the level of market interest in the Fund.

Can I subscribe for more shares than my Rights entitle me to purchase?

Yes. Record Date Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same discounted price. This over-subscription privilege (the “Over-Subscription Privilege”) makes shares not purchased by other stockholders available to those who wish to acquire more shares than their Rights entitle them to purchase. If sufficient remaining shares are not available after completion of the primary subscription to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among those Record Date Stockholders who take advantage of the Over-Subscription Privilege based on the number of Rights originally issued to them by the Fund.

May I sell my Rights?

No. The Rights are non-transferable.

How can I exercise my Rights?

To exercise your Rights, contact your broker, custodian or trust officer; they can forward your instructions on your behalf. If you do not have a broker, custodian or trust officer, you should complete the Subscription Certificate and deliver it to the Subscription Agent, together with your payment, at one of the locations indicated on the Subscription Certificate or in the attached prospectus.

What is the management team’s background?

The Fund is managed within the Adviser’s Emerging Markets Equity team.* The team consists of portfolio managers and analysts. Current members of the team who are responsible for the day-to-day management of the Fund are James Cheng and Homiyar Vasania, each a Managing Director at Morgan Stanley Investment Management Company (the “Sub-Adviser”). Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and began managing the Fund at its inception in 2006. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Vasania has been associated with the Sub-Adviser in an investment management capacity since March 2000 and began managing the Fund at its inception in 2006.

* Team members may change from time to time.

How has the Fund performed?

Please see chart below for Fund and index comparison since the Fund’s inception.

On March 31, 2009, the closing price of the Fund’s shares on the NYSE was $29.63, representing a 17.25% premium to the Fund’s NAV per share.

Average annual total returns based on NAV (%) as of 3/31/09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www. morganstanley. com/im or call your financial advisor.

Investment returns and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Returns are compared to an unmanaged market index. Returns for less than one year are cumulative (not annualized). Returns do not reflect the effect of Rights issued associated with Fund Rights Offering, if any. The MSCI China “A” Share Index is a free-float market capitalization weighted Index which includes A-share securities listed on both Shanghai and Shenzhen Stock Exchanges. The Index is constructed based on a bottom up sampling approach targeting 65% of industry group representation with the objectives of capturing the diversity of business activities, achieving a broad and fair market representation and providing flexibility to reflect the evolution of the A-share market. The Index design also includes a large securities rule to systematically capture the specific risk of large companies and the use of a minimum size guideline and liquidity screen to ensure investability of the Index. The MSCI 80 China A/MSCI 20 China Index is an unmanaged blended Index comprised of 80% MSCI China “A” Share Index and 20% MSCI China Index. The MSCI China Index is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of the country of China. The Index covers both large and mid cap segments and provides coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in the Chinese market and includes B-shares, H-shares, Red Chip companies and shares of China-related companies listed on the Stock Exchange of Hong Kong Limited, the Stock Exchange of Singapore or other exchanges. The blended Index is shown due to the Fund’s permissible investment strategy to invest up to 20% in assets outside of A-shares of Chinese companies.

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).

(NOT PART OF THE PROSPECTUS)

2

Please read the enclosed prospectus for more information.

Investors should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. These Highlights of the Rights Offering should be read in conjunction with the enclosed prospectus relating to the Fund’s Rights Offering. The enclosed prospectus contains more detailed information, including risk factors about the Rights Offering; read it carefully before investing. These Highlights of the Rights Offering are qualified in their entirety by reference to the information included in the enclosed prospectus. Additional copies of the prospectus may be obtained by contacting the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers). Read the prospectus carefully before investing, exercising your rights or sending money.

The Fund

The Fund’s investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest up to 15% of its net assets in warrants, structured investments or other Strategic Transactions (as defined in the attached prospectus). These investments will be deemed to be counted toward the Fund’s 80% policy to the extent that these investments are structured to be positively correlated and linked to China A-shares. The Fund was the first U. S. registered investment company to invest principally in China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, shares (“H shares”) of companies incorporated in mainland China and listed on The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”), shares of companies (“Red Chip companies”) with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, the Stock Exchange of Singapore or other exchanges, and assets which may or may not be China related, including shares of open- and closed-end investment companies, exchange-traded funds, common stocks, bonds, convertible securities, money market and other short-term debt securities, cash equivalents and Strategic Transactions, which may include warrants, structured investments, options, futures, forwards, swaps or various other strategic investment transactions.

Dilution

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.

Risks

There is no assurance that a closed-end fund will achieve its investment objective. Like any stock, a closed-end fund’s share price will fluctuate with market conditions and other factors. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those described below. Keep in mind that the section below does not describe all risks associated with an investment in the Fund. The enclosed prospectus contains more detailed information. Additional risks and uncertainties may also adversely affect and impair the Fund.

Risks include:

Risks Associated with Investments in Chinese Companies and A-Shares

Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States, including, among others, (a) the heavy concentration of market capitalization and trading volume in a small number of Chinese companies representing a limited number of industries, combined with diversification requirements applicable to the Fund under the U. S. Internal Revenue Code of 1986, as amended, and Chinese law, potentially resulting in fewer investment opportunities for the Fund, (b) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (c) currency devaluations and other currency exchange rate fluctuations, (d) lack of a market to engage in hedging transactions to minimize renminbi foreign exchange risk, (e) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discrimination, (f) limitations on the use of brokers, (g) higher rates of inflation, (h) greater political, economic and social uncertainty, (i) certain Chinese government requirements which may restrict the Fund’s investment opportunities, (j) custody risks associated with investing through a QFII and (k) investment and repatriation restrictions. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. Due to these restrictions, capital cannot flow freely into the A-share market and it is possible that the liquidity and trading prices of the A-share may be severely affected.

In addition, the risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Foreign Currency Considerations. The Fund’s assets will be invested primarily in the equity securities of issuers in China and Hong Kong and the income received by the Fund will be principally in Chinese renminbi. Meanwhile, the Fund will compute and expects to distribute its income in U. S. dollars. As such there will be inherent risk related to the fluctuations in the rate of exchange between the U. S. dollar and the Chinese renminbi, exchange control regulations, currency exchange restrictions, and costs associated with conversion of investment principal and income from one currency into another.

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).

(NOT PART OF THE PROSPECTUS)

3

Net Asset Value Discount. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount to NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods.

Non-Diversification. Because the Fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the Fund’s overall value to decline to a greater degree than a less concentrated portfolio.

Derivative Instruments/Strategic Transactions. Derivative Instruments/Strategic Transactions involve risks, including the imperfect correlation between the value of the such instruments and the underlying assets, possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. These losses may have a potentially large negative impact on the Fund’s performance.

Information Agent

Georgeson Inc.

www. morganstanley. com/im

For more information, call the Information Agent at 800.509.4953 (stockholders) or 212.440.9800 (banks and brokers).

(NOT PART OF THE PROSPECTUS)